                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Gallery Management Holding Corp. (the Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. R. Patrick Garrett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: April 17, 2012	By:	/s/R. Patrick Garrett
R. Patrick Garrett
Chief Executive Officer